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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): April 9, 2002

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-21366               41-1590621
(State of or other jurisdiction of       (Commission          (I.R.S. Employer
          incorporation)                 File Number)        Identification No.)


  2905 Northwest Boulevard, Suite 20,
         Plymouth, Minnesota                                      55441
(Address of principal executive offices)                        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER EVENTS

Tricord Systems, Inc. (the "Company") announced that Steve Opdahl has resigned from the Company. Steve Opdahl had been serving as the chief financial officer of the Company. No successor is being named at this time. Keith Thorndyke, chief executive officer of the Company will temporarily assume the duties of chief financial officer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRICORD SYSTEMS, INC.


Dated:   April 9, 2002                  By /s/ Keith T. Thorndyke
                                           ------------------------------------
                                           Keith T. Thorndyke
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

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
Exhibit              Item                                                          Method of Filing
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
99.1                 Press Release dated April 9, 2002.........................    Filed herewith electronically
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